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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 20, 2002
                                                          --------------


                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


 MASSACHUSETTS                     0-23150                     04-2987600
---------------                  ------------              -------------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS         01923
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


         Registrant's telephone number, including area code: (978) 777-4247
                                                             --------------

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ITEM 5.   OTHER EVENTS.

On March 20, 2002, Ibis Technology Corporation publicly disseminated a press release announcing that it has booked orders valued at approximately two million dollars for 300-millimeter Advantox MLD wafers. The orders are from multiple large manufacturers of semiconductor devices. Ibis expects that most of these wafers will be shipped during the second and third quarters of this year. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

On March 20, 2002, Ibis also publicly disseminated a press release announcing the introduction of its new i2000 oxygen ion implanter. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.2 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

         99.1     Press Release dated March 20, 2002.

         99.2     Press Release dated March 20, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IBIS TECHNOLOGY CORPORATION
                                        ---------------------------
                                        (Registrant)



Date: March 20, 2002
                                        ----------------------------------------
                                        Debra L. Nelson, Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

99.1                       Press Release dated March 20, 2002

99.2                       Press Release dated March 20, 2002



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